UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811 - 6474

Dreyfus Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	4/30/2010

FORM N-CSR

Item 1.	Reports to Stockholders.

2

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Options Written
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
28	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Growth and Income Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Growth and Income Fund, Inc., covering the six-month period from November 1, 2009, through April 30, 2010.

Psychology plays a very important role in how investors — especially retail investors — perceive the markets and make asset allocation decisions. Unlike in an ideal world populated by the purely rational investor who would seek out investments that deliver the best risk/return characteristics, the everyday investor is generally influenced by emotions. Currently, investor emotions appear to be deeply divided, with a large amount of investors still seeking low risk investments (such as cash instruments) and others seeking high risk investments (such as smaller-cap and emerging market securities), while the investment classes in the middle of the risk spectrum have seemingly been ignored.

It is important to note that the investor sentiment cycle usually lags the economic cycle.That’s why we continue to stress the importance of a long-term, well-balanced asset allocation strategy that can help cushion the volatility produced by the emotional swings of the financial markets. If you have not revisited your investment portfolio in the past year, we urge you to speak with your financial advisor about positioning your portfolio to take advantage of long-term market fundamentals rather than lie susceptible to short-term emotions.

For information about how the fund performed during the reporting period, as well as general market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2010

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2009, through April 30, 2010, as provided by John Bailer and Elizabeth Slover, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2010, Dreyfus Growth and Income Fund produced a total return of 15.50%.1 This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of 15.66% for the same period.2

Improving U.S. economic performance and rising corporate earnings drove stock markets higher, led by relatively volatile, momentum-driven issues. The fund participated fully in the market’s rise, with good individual stock selections enabling the fund to approximately match its benchmark’s return.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk by normally investing primarily in stocks of domestic and foreign issuers. We choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis and risk manage-ment.The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500 Index. In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income, value or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile,which measures the financial well-being of the company.

Stocks Rose as the Economy Recovered

Evidence of a sustained U.S. economic recovery accumulated during the reporting period, creating a favorable environment for most stocks.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Equity prices benefited from improved corporate earnings and revenues driven by accelerating industrial activity and rising consumer spending.

These positive developments more than compensated for the negative forces acting on the markets, including stubbornly high foreclosure and unemployment rates, the uncertain impact of government regulatory initiatives and the ramifications of a European sovereign debt crisis on global economic growth. However, these concerns sparked heightened market volatility, causing the S&P 500 Index to sustain a substantial decline in late January and early February 2010. Nevertheless, the broad market subsequently recovered on the strength of positive U.S. economic news, with the S&P 500 Index producing double-digit gains for the reporting period overall.

Benefiting from Market Exposure While Controlling Risk

Throughout the reporting period, the fund maintained its long-standing bias toward higher-quality,large-cap companies with solid fundamentals. Although the benchmark’s rise was led by smaller, momentum-driven stocks, good individual stock selections enabled the fund to participate fully in the market’s gains.

The fund delivered particularly strong results relative to its benchmark in the energy sector, where returns were bolstered by overweighted exposure to independent energy exploration-and-production companies, such as Occidental Petroleum. Such companies benefited from rising oil prices and greater industrial demand for energy. One of the fund’s holdings, XTO Energy, was acquired during the reporting period at a premium to its then-prevailing stock price. In contrast, the fund limited its exposure to major integrated oil and gas companies, emphasizing those, such as ConocoPhillips, where we saw reasonable valuations and a strong commitment to increasing shareholder value.

Several holdings in other sectors also contributed positively to the fund’s relative performance. In the consumer staples sector, the fund gained ground with stocks in the household and personal products industry group, such asThe Estee Lauder Companies, which climbed in excess of 50% due to rising earnings estimates.In the telecommunications services sector, the fund added value through a timely investment in AT&T. Another notably strong performer, drug distributor AmerisourceBergen, benefited from the terms of the federal health care reform legislation enacted during the reporting period. The outperformance of AmerisourceBergen helped compensate for relatively disappointing returns from pharmaceutical giant Pfizer, which failed to meet expectations for cost savings in the wake of its merger with Wyeth.

The fund’s relative performance suffered in the financials sector, where our bias in favor of less volatile, large-cap stocks led to underweighted exposure to high-flying regional banks. To a lesser degree, relative returns were constrained in the industrials and consumer discretionary sectors due to comparatively light exposure to some of the benchmark’s top performers.

Focused on Domestic Economic Growth

As of the end of the reporting period, we have emphasized investments in domestically focused companies with what, in our view, are attractive valuations, healthy cash flows and strong balance sheets.At the end of the reporting period, the fund was overweighted in areas we believe are leveraged to continued economic recovery, such as retailers and technology hardware developers. We also believe we have found a relatively large number of attractive investments in the health care sector, where legislative uncertainties have diminished.The fund held underweighted exposure to the utilities sector and, to a lesser degree, the financials sector, where increased exposure to regional banks has moved us closer to a market-neutral weighting at the end of the reporting period.

May 17, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from November 1, 2009 to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2010

Expenses paid per $1,000†	$ 5.72
Ending value (after expenses)	$1,155.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2010

Expenses paid per $1,000†	$ 5.36
Ending value (after expenses)	$1,019.49

† Expenses are equal to the fund’s annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2010 (Unaudited)

Common Stocks—99.2%	Shares	Value ($)
Consumer Discretionary—14.0%
Abercrombie & Fitch, Cl. A	35,680	1,560,286
Amazon.com	25,830 [a]	3,540,260
Autoliv	45,210 [a]	2,475,247
Best Buy	30,330	1,383,048
Carnival	130,458	5,440,099
Dick’s Sporting Goods	73,280 [a]	2,133,181
Home Depot	202,085	7,123,496
Johnson Controls	165,370	5,554,778
Macy’s	61,840	1,434,688
NetFlix	23,320 [a,b]	2,303,316
News, Cl. A	643,580	9,924,004
Nordstrom	63,450	2,622,388
Omnicom Group	200,200	8,540,532
Staples	261,300	6,148,389
Target	88,830	5,051,762
Tiffany & Co.	40,720	1,974,106
Time Warner	250,819	8,297,093
		75,506,673
Consumer Staples—10.3%
Clorox	64,860	4,196,442
CVS Caremark	135,762	5,013,691
Dr. Pepper Snapple Group	50,060	1,638,464
Energizer Holdings	51,530 [a]	3,148,483
Estee Lauder, Cl. A	25,350	1,671,072
Kraft Foods, Cl. A	157,560	4,663,776
Kroger	93,810	2,085,396
PepsiCo	243,288	15,867,243
Philip Morris International	161,135	7,908,506
Procter & Gamble	108,390	6,737,522
Whole Foods Market	68,420 [a]	2,669,748
		55,600,343

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy—10.1%
Cameron International	53,230 [a]	2,100,456
Chevron	67,340	5,484,170
ConocoPhillips	221,120	13,088,093
EOG Resources	20,150	2,259,218
Halliburton	52,030	1,594,720
Hess	20,520	1,304,046
Marathon Oil	74,930	2,409,000
Newfield Exploration	45,670 [a]	2,657,537
Noble Energy	21,440	1,638,016
Occidental Petroleum	181,090	16,055,439
Schlumberger	55,940	3,995,235
Transocean	23,220 [a]	1,682,289
		54,268,219
Exchange Traded Funds—.2%
iShares Russell 1000 Value Index Fund	12,740	798,288
Financial—14.6%
American Express	62,470	2,881,116
Ameriprise Financial	64,980	3,012,473
Bank of America	600,670	10,709,946
Berkshire Hathaway, Cl. B	17,360 [a]	1,336,720
Capital One Financial	29,950	1,300,130
Comerica	34,930	1,467,060
Fidelity National Financial, Cl. A	138,270	2,098,939
Franklin Resources	11,550	1,335,642
Genworth Financial, Cl. A	109,920 [a]	1,815,878
Goldman Sachs Group	21,623	3,139,660
JPMorgan Chase & Co.	300,545	12,797,206
Marsh & McLennan	51,790	1,254,354
MetLife	98,630	4,495,555
Morgan Stanley	89,720	2,711,338
People’s United Financial	73,210	1,136,951
PNC Financial Services Group	30,270	2,034,447

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Prudential Financial	71,680	4,555,981
State Street	87,640	3,812,340
T. Rowe Price Group	73,750	4,241,362
Travelers	41,810	2,121,439
U.S. Bancorp	149,790	4,009,878
Wells Fargo & Co.	204,480	6,770,333
		79,038,748
Health Care—12.7%
Alexion Pharmaceuticals	31,160 [a]	1,710,061
Allergan	35,600	2,267,364
AmerisourceBergen	179,750	5,545,288
Amgen	93,990 [a]	5,391,266
Amylin Pharmaceuticals	67,540 [a]	1,394,026
Celgene	44,580 [a]	2,761,731
Cerner	30,740 [a]	2,610,133
Covidien	52,251	2,507,525
Edwards Lifesciences	20,220 [a]	2,084,278
Express Scripts	34,670 [a]	3,471,507
Genzyme	27,150 [a]	1,445,466
Hospira	27,410 [a]	1,474,384
Human Genome Sciences	45,270 [a]	1,253,526
Illumina	33,690 [a]	1,410,600
Johnson & Johnson	26,380	1,696,234
Merck & Co.	314,700	11,027,088
Pfizer	658,162	11,004,469
Shire, ADR	21,010	1,383,298
Thermo Fisher Scientific	33,160 [a]	1,833,085
Warner Chilcott, Cl. A	72,960 [a]	2,069,146
WellPoint	39,080 [a]	2,102,504
Zimmer Holdings	37,700 [a]	2,296,307
		68,739,286

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial—10.7%
Amphenol, Cl. A	58,730	2,713,913
Caterpillar	67,760 [b]	4,613,778
Cummins	40,950	2,957,819
Dover	135,573	7,079,622
Eaton	22,000	1,697,520
Emerson Electric	28,760	1,502,135
General Electric	572,570	10,798,670
Norfolk Southern	139,900	8,300,267
Pitney Bowes	107,080	2,719,832
Raytheon	23,590	1,375,297
Rockwell Collins	36,790	2,391,350
Tyco International	65,430	2,538,030
Union Pacific	48,201	3,646,888
United Technologies	73,890	5,538,055
		57,873,176
Information Technology—19.2%
Agilent Technologies	58,720 [a,b]	2,129,187
AOL	62,952 [a]	1,470,559
Apple	52,647 [a]	13,747,185
BMC Software	75,980 [a]	2,990,573
Cisco Systems	472,758 [a]	12,726,645
Dolby Laboratories, Cl. A	44,870 [a]	3,083,466
EMC	72,960 [a]	1,386,970
Equinix	13,280 [a]	1,336,632
Google, Cl. A	15,006 [a]	7,884,753
Hewlett-Packard	183,930	9,558,842
Informatica	56,960 [a]	1,424,570
Microsoft	617,419	18,855,976
Oracle	284,860	7,360,782
QUALCOMM	45,730	1,771,580
Research In Motion	41,650 [a]	2,965,064
Salesforce.com	31,050 [a]	2,657,880

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Sybase	44,920 [a]	1,948,630
Teradata	79,890 [a]	2,322,402
Trimble Navigation	78,940 [a]	2,582,127
Tyco Electronics	83,330	2,676,560
VMware, Cl. A	41,900 [a]	2,582,716
		103,463,099
Materials—3.4%
Air Products & Chemicals	38,590	2,962,940
Celanese, Ser. A	66,750	2,135,332
Dow Chemical	109,490	3,375,577
Freeport-McMoRan Copper & Gold	17,922	1,353,649
Packaging Corp. of America	123,840	3,062,563
Pactiv	114,810 [a]	2,917,322
Steel Dynamics	156,950	2,465,685
		18,273,068
Telecommunication Services—2.7%
AT & T	311,350	8,113,781
Vodafone Group, ADR	234,260 [b]	5,200,572
Windstream	116,673	1,289,237
		14,603,590
Utilities—1.3%
Entergy	43,300	3,519,857
Questar	75,740	3,631,733
		7,151,590
Total Common Stocks
(cost $443,740,759)		535,316,080

Other Investment—.7%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,972,000)	3,972,000 [c]	3,972,000

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—1.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $7,848,516)	7,848,516 [c]	7,848,516
Total Investments (cost $455,561,275)	101.4%	547,136,596
Liabilities, Less Cash and Receivables	(1.4%)	(7,415,901)
Net Assets	100.0%	539,720,695

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan. At April 30, 2010, the total market value of the fund’s securities on loan is
$11,627,190 and the total market value of the collateral held by the fund is $12,220,797, consisting of cash collateral of $7,848,516 and U.S. Government and agencies securities valued at $4,372,281.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	19.2	Materials	3.4
Financial	14.6	Telecommunication Services	2.7
Consumer Discretionary	14.0	Money Market Investments	2.2
Health Care	12.7	Utilities	1.3
Industrial	10.7	Exchange Traded Funds	.2
Consumer Staples	10.3
Energy	10.1		101.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
April 30, 2010 (Unaudited)

	Contracts		Value ($)
Call Options:
Clorox,
July 2010@ 70	209	[a]	(12,540)
Franklin Resources,
July 2010@ 130	115	[a]	(10,350)
Freeport—McMoran,
August 2010@ 100	65	[a]	(5,135)
Hess,
August 2010@ 70	205	[a]	(47,150)
People’s United Financial,
August 2010@ 17.5	504	[a]	(9,072)
(Premiums received $106,585)			(84,247)

a Non-income producing security.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $11,627,190)—Note 1(b):
Unaffiliated issuers	443,740,759	535,316,080
Affiliated issuers	11,820,516	11,820,516
Cash		53,428
Receivable for investment securities sold		8,747,081
Receivable for shares of Common Stock subscribed		301,934
Dividends and interest receivable		281,488
Prepaid expenses		16,315
		556,536,842
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		416,152
Payable for investment securities purchased		8,133,373
Liability for securities on loan—Note 1(b)		7,848,516
Payable for shares of Common Stock redeemed		217,175
Outstanding options written, at value (premiums received
$106,585)—See Statement of Options Written—Note 4		84,247
Accrued expenses		116,684
		16,816,147
Net Assets ($)		539,720,695
Composition of Net Assets ($):
Paid-in capital		593,649,630
Accumulated distributions in excess of investment income—net		(156,010)
Accumulated net realized gain (loss) on investments		(145,370,584)
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions		91,597,659
Net Assets ($)		539,720,695
Shares Outstanding
(300 million shares of $.001 par value of Common Stock authorized)		41,663,799
Net Asset Value, offering and redemption price per share ($)		12.95

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,241,989
Affiliated issuers	1,392
Income from securities lending—Note 1(b)	5,120
Total Income	4,248,501
Expenses:
Management fee—Note 3(a)	1,893,299
Shareholder servicing costs—Note 3(b)	652,336
Professional fees	40,188
Custodian fees—Note 3(b)	26,174
Prospectus and shareholders’ reports	25,408
Directors’ fees and expenses—Note 3(c)	18,171
Registration fees	13,723
Loan commitment fees—Note 2	8,909
Miscellaneous	20,242
Total Expenses	2,698,450
Less—reduction in fees due to earnings credits—Note 1(b)	(1,401)
Net Expenses	2,697,049
Investment Income—Net	1,551,452
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	32,761,460
Net realized gain (loss) on options transactions	29,643
Net Realized Gain (Loss)	32,791,103
Net unrealized appreciation (depreciation) on investments	39,109,171
Net unrealized appreciation (depreciation) on options transactions	22,338
Net Unrealized Appreciation (Depreciation)	39,131,509
Net Realized and Unrealized Gain (Loss) on Investments	71,922,612
Net Increase in Net Assets Resulting from Operations	73,474,064

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations ($):
Investment income—net	1,551,452	5,269,800
Net realized gain (loss) on investments	32,791,103	(38,174,372)
Net unrealized appreciation
(depreciation) on investments	39,131,509	82,725,267
Net Increase (Decrease) in Net Assets
Resulting from Operations	73,474,064	49,820,695
Dividends to Shareholders from ($):
Investment income—net	(1,707,462)	(5,835,179)
Capital Stock Transactions ($):
Net proceeds from shares sold	20,708,790	9,628,471
Dividends reinvested	1,617,807	5,520,683
Cost of shares redeemed	(27,237,554)	(45,173,326)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(4,910,957)	(30,024,172)
Total Increase (Decrease) in Net Assets	66,855,645	13,961,344
Net Assets ($):
Beginning of Period	472,865,050	458,903,706
End of Period	539,720,695	472,865,050
Distributions in excess of investment income—net	(156,010)	—
Capital Share Transactions (Shares):
Shares sold	1,718,246	997,340
Shares issued for dividends reinvested	133,557	584,863
Shares redeemed	(2,234,421)	(4,760,855)
Net Increase (Decrease) in Shares Outstanding	(382,618)	(3,178,652)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2010			Year Ended October 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	11.25	10.15	17.91	17.35	15.17	14.41
Investment Operations:
Investment income—net[a]	.04	.12	.05	.10	.12	.22
Net realized and unrealized
gain (loss) on investments	1.70	1.11	(6.59)	2.57	2.21	.73
Total from Investment Operations	1.74	1.23	(6.54)	2.67	2.33	.95
Distributions:
Dividends from
investment income—net	(.04)	(.13)	(.04)	(.10)	(.15)	(.19)
Dividends from net realized
gain on investments	—	—	(1.18)	(2.01)	—	—
Total Distributions	(.04)	(.13)	(1.22)	(2.11)	(.15)	(.19)
Net asset value, end of period	12.95	11.25	10.15	17.91	17.35	15.17
Total Return (%)	15.50[b]	12.42	(38.95)	16.97	15.44	6.63
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.07[c]	1.10	.99	.96	1.01	.99
Ratio of net expenses
to average net assets	1.07[c,d]	1.05	.99[d]	.96	1.01	.99[d]
Ratio of net investment income
to average net assets	.61[c]	1.25	.38	.59	.72	1.45
Portfolio Turnover Rate	43.65[b]	114.75	131.72	74.43	123.60	72.21
Net Assets, end of period
($ x 1,000)	539,721 472,865		458,904	819,264	773,732	781,485

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager”or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	522,493,611	—	—	522,493,611
Equity Securities—
Foreign†	12,024,181	—	—	12,024,181
Mutual Funds/
Exchange Traded
Funds	12,618,804	—	—	12,618,804
Liabilities ($)
Other Financial
Instruments††	(84,247)	—	—	(84,247)

†	See Statement of Investments for industry classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2010, The Bank of NewYork Mellon earned $2,194 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $172,769,186 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, $132,581,527 of the carryover expires in fiscal 2016 and $40,187,659 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2009 was as follows: ordinary income $5,835,179. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2010, the fund was charged $319,218 pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2010, the fund was charged $172,003 pursuant to the transfer agency agreement, which is included in Shareholder Servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2010, the fund was charged $27,753 pursuant to the cash management agreement, which is included in Shareholder Servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,401.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2010, the fund was charged $26,174 pursuant to the custody agreement.

During the period ended April 30, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $335,124, custodian fees $19,829, chief compliance officer fees $3,199 and transfer agency per account fees $58,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended April 30, 2010, amounted to $218,341,371 and $226,199,766, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended April 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2009 ($)	Purchases ($)	Sales ($)	4/30/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,114,000	45,250,000	42,392,000	3,972,000	0.7
Dreyfus
Institutional
Cash
Advantage
Fund	28,330,220	101,281,171	121,762,875	7,848,516	1.5
Total	29,444,220	146,531,171 164,154,875		11,820,516	2.2

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Options:The fund may purchase and write (sell) put and call options to hedge against changes in the values of equities, foreign, or as a substitute

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

for an investment.The fund is subject to interest risk, market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.The fund may purchase and write (sell) put and call options primarily to hedge against changes in security prices, securities that the fund intends to purchase, or against fluctuations in value caused by changes in prevailing market interest rates or other market conditions.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain,to the extent of the premium,if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended April 30, 2010:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2009	—	—
Contracts written	1,674	228,029
Contracts terminated:
Contracts closed	576	121,444	91,801	29,643
Contracts Outstanding
April 30, 2010	1,098	106,585

At April 30, 2010, accumulated net unrealized appreciation on investments was $91,575,321, consisting of $94,642,733 gross unrealized appreciation and $3,067,412 gross unrealized depreciation.

At April 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 2, 2010, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2011. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, no-load, large-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional large-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the second quartile of its Performance Group and Performance Universe for the one-year period ended December 31, 2009. For all other periods the fund’s performance was below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the current portfolio managers were appointed to the fund in January 2009.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s contractual management fee was above the Expense Group median.The fund’s actual management fee was slightly above the Expense Group median and above the Expense Universe median.The fund’s total expense ratio was above the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund.The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s recent performance improvement following the appointment of new portfolio managers.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 31

NOTES

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	June 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	June 23, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	June 23, 2010

5

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

6